SUPPLEMENT DATED AUGUST 21, 2006

TO PROSPECTUSES DATED MAY 1, 2006

AS SUPPLEMENTED JULY 20, 2006

for

VUL GuardSM 1

Survivorship VUL GuardSM 1

Variable Universal Life II (“VUL II”) 1

Survivorship Variable Universal Life II (“SVUL II”) 2

Variable Universal Life (“VUL”) 2, 3

SUPPLEMENT DATED AUGUST 21, 2006

TO PROSPECTUSES DATED MAY 1, 2006

for

Variable Life Select (“VLS”) 3, 4

Variable Life Plus (“VLP”) 3, 5

[1]	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.
[2]	Issued by MassMutual in California and New York, and by C.M. Life Insurance Company (“C.M. Life”) in all other jurisdictions where available.
[3]	This product is no longer available for sale.
[4]	Issued by MassMutual in New York and Puerto Rico and by MML Bay State Life Insurance Company (“MML Bay State”) in all other jurisdictions.
[5]	Issued by MassMutual in New York and by MML Bay State in all other jurisdictions.

This Supplement makes the following addition to the section titled “Federal Income Tax Considerations” of the above-captioned prospectuses:

On August 21, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy. For purposes of this law, the addition of covered lives to an existing policy is treated as a new contract with respect to the additional insured lives.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain requirements are satisfied. The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The following requirements must be satisfied in order for the death benefits of employer-owned life insurance to be tax-free: (a) specific written notice and consent of the insured is required prior to the policy being issued; and (b) the individual insured must be either (i) an employee of the policyholder at any time during the 12 month period before the insured’s death, or (ii) a director or highly compensated employee or highly compensated individual at the time the policy was issued. The term “highly compensated employee” is determined under the rules that apply to qualified plans in section 414(q) (without regard to the top-paid 20% rule). The definition of “highly compensated individual” is the same as used for medical reimbursement plans under section 105(h) (substituting the highest-paid 35% of employees for the highest paid 25% of employees).

Provided that written notice and consent requirements are satisfied, amounts payable upon the death of an insured are tax-free to the extent they are paid to: (a) a family member or the estate of the insured; (b) a beneficiary other than the employer designated by the insured; (c) a trust for the benefit of a person described in (a) or (b); or (d) the employer but only if used to purchase an equity interest in the employer from a person described in (a), (b), or (c).

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The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The new law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. Annually, the employer must report to the IRS: the total number of employees employed, the number of employees insured under the policy(ies), the total face amount of insurance in force, and a statement that valid consent has been obtained for each insured, or, if such consents were not obtained for all employees, the total number of insureds for whom consent was not obtained. Employers must maintain records necessary to establish that the requirements of the law have been met.

This information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek tax and legal advice from a qualified tax advisor.

There are no other changes being made at this time.

August 21, 2006	Page 2 of 2	Li4300-06- 2